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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     APRIL 17, 2006
                                                           ---------------------

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                000-28560                  22-2356861
           --------                ---------                  ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

      22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA         92887
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           (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code            (714) 974-2500
                                                    ----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.        REGULATION FD DISCLOSURE.

         On April 17, 2006, netGuru issued a press release announcing that it is considering delisting from Nasdaq and terminating its SEC reporting obligations, while its board of directors continues to evaluate opportunities to merge or sell all or part of its remaining operations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transactions.
                  ---------------------------

                  Not applicable.

         (d)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  99.1     Press release dated April 17, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2006              NETGURU, INC.

                                   By:  /S/ BRUCE K. NELSON
                                        ----------------------------------------
                                        Bruce K. Nelson, Chief Financial Officer





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                         EXHIBIT ATTACHED TO THIS REPORT



                  Number   Description
                  ------   -----------

                  99.1     Press release dated April 17, 2006






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